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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported: November 5, 2002)


                                AMERUS GROUP CO.
               (Exact Name of Registrant as Specified in Charter)

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

                 IOWA                                  000-30898                             42-1458424
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)




699 WALNUT STREET
DES MOINES, IOWA                                                  50309-3948
(Address of principal executive offices)                          Zip Code)

Registrant's telephone number, including area code:               (515) 362-3600



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ITEM 7 (c).  EXHIBITS

Exhibit 99.1 Press Release dated November 5, 2002.

Exhibit 99.2 Supplemental Information.

ITEM 9. REGULATION FD DISCLOSURE

            On November 5, 2002, AmerUs Group Co. issued the press release attached hereto as Exhibit 99.1 and posted the supplemental information attached hereto as Exhibit 99.2 on its web site.



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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 AMERUS GROUP CO.

                                 By:  /s/ MELINDA S. URION
                                 -----------------------------
                                          Melinda S. Urion
                                          Executive Vice President
                                          and Chief Financial Officer


Dated: November 5, 2002




EXHIBITS

Exhibit No.   Description
-----------   -----------

99.1          Press Release dated November 5, 2002.

99.2          Supplemental Information.